                                                                  [Pioneer Logo]

Pioneer II


ANNUAL REPORT 9/30/00

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                            9
Financial Statements                              15
Notes to Financial Statements                     22
Report of Independent Public Accountants          28
Results of Shareowner Meeting                     29
Trustees, Officers and Service Providers          30
The Pioneer Family of Mutual Funds                31
Programs and Services for Pioneer Shareowners     32
Retirement Plans from Pioneer                     34

Pioneer II

LETTER FROM THE CHAIRMAN 9/30/00

Dear Shareowner,
--------------------------------------------------------------------------------

By the time you read this report, we will all know how the financial markets responded to this year's election. Market reactions to presidential elections are often short-lived; after digesting the outcome, investors return to thinking about the factors that influence their portfolios: the economic outlook, the impact of higher interest rates and selecting the right investments.

In addition to squeezing corporate profits, higher interest rates cause consumers to postpone or reduce nonessential purchases. The cumulative weight of these individual decisions and today's high energy prices can already be seen in spotty retail activity and lower sales of new cars and homes. As a result, the economy will probably back off from its extraordinary recent growth pace to lower, more sustainable levels.

Now could be a perfect time to straighten up your financial house. Some of the steps you can take include contributing as much as you can to your company's retirement programs, deciding whether a Roth or Traditional IRA might be a better choice in your circumstances, and reassessing your investments in light of changing markets. Your investment professional is your best guide to making these important decisions.


An important announcement from Pioneer

I'm very happy to report that, on October 24, 2000, Pioneer Group, Inc. was acquired by UniCredito Italiano S.p.A. Based in Milan, UniCredito is one of Italy's largest banking groups, with assets under management of over $150 billion. As part of UniCredito, Pioneer will have access to greater resources and enjoy expanded global asset management expertise with multi-national operations and a significant presence in eight countries. Pioneer's tradition of fundamental investment analysis that has been the hallmark of our success will continue and be strengthened. We are very pleased to be joining an organization with the reputation and breadth of UniCredito. Its flourishing investment management business will be combined with Pioneer's U.S. and European investment operations to form a truly world class investment asset management company.

Respectfully,


[signature of John F. Cogan, Jr.]

John F. Cogan, Jr.
Chairman and President

Pioneer II
PORTFOLIO SUMMARY 9/30/00

Portfolio Diversification
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[pie chart]


Sector Distribution
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[pie chart]


10 Largest Holdings
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


  1. Ambac Financial Group,      5.98%         6. Washington Mutual, Inc.       2.63%
     Inc.
  2. Dominion Resources, Inc.    5.17          7. Charter One Financial, Inc.   2.60
  3. Koninklijke Philips         4.61          8. Merck & Co., Inc.             2.26
     Electronics NV (NY
     Shares)
  4. Amgen Inc.                  4.55          9. Verizon Communications        2.23
  5. Intel Corp.                 2.89         10. IBM Corp.                     2.20

Fund holdings will vary for other periods.

Pioneer II
PERFORMANCE UPDATE 9/30/00                           CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $22.67          $20.16
                            Income          Short-Term          Long-Term
 Distributions per Share
 (9/30/99 -9/30/00)         Dividends       Capital Gains       Capital Gains
                            $0.197              -               $0.514


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II at public offering price, compared to the growth of the Standard
& Poor's 500 Index and the Lipper Growth & Income Funds Index.


  Average Annual Total Returns
  (As of September 30, 2000)

              Net Asset     Public Offering
  Period        Value       Price*
  10 Years    12.93%        12.26%
  5 Years     10.12          8.83
  1 Year      16.29          9.61

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[mountain chart]




The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 9/30/00                           CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $22.11          $19.74

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 -9/30/00)         Dividends       Capital Gains       Capital Gains
                                 -               -              $0.514


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth & Income Funds Index.


  Average Annual Total Returns
  (As of September 30, 2000)

                    If          If
   Period           Held     Redeemed*
   Life-of-Fund    8.32%      7.96%
   (7/1/96)
   1 Year         14.81      10.81

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[mountain chart]


  The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II
PERFORMANCE UPDATE 9/30/00                           CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------


 Net Asset Value
 per Share                  9/30/00         9/30/99
                            $22.16          $19.78

 Distributions per Share    Income          Short-Term          Long-Term
 (9/30/99 -9/30/00)         Dividends       Capital Gains       Capital Gains
                                 -               -              $0.514


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer II, compared to the growth of the Standard & Poor's 500 Index and the Lipper Growth & Income Funds Index.



  Average Annual Total Returns
  (As of September 30, 2000)

                    If         If
   Period           Held     Redeemed*
   Life-of-Fund    8.36%      8.36%
   (7/1/96)
   1 Year         14.83      14.83

* Assumes reinvestment of
  distributions. The 1% contingent
  deferred sales charge (CDSC)
  applies to redemptions made within
  one year of purchase.


[mountain chart]


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer II

PORTFOLIO MANAGEMENT DISCUSSION 9/30/00


In the following discussion, portfolio manager Richard Dahlberg, whose investment management experience extends back over 30 years, describes his investment strategies and their role in the Fund's performance during the fiscal year that ended on September 30.

Q: Before we talk about your strategies, please recap this year's performance.

A: For the 12 months ended September 30, 2000, the Fund's Class A shares had a total return at net asset value (NAV) of 16.29%, compared to a return of 13.25% for the Standard & Poor's 500 Index. Class B and C shares also did better than the Index, with NAV returns of 14.81% and 14.83%, respectively. This outperformance was especially strong during the most recent three months, when the S&P 500 lost 0.96%, while the Fund's Class A, B and C shares all returned 5% or more at NAV.

   Meanwhile, the average return of the 475 funds in Lipper's Multi-Cap Value Category - funds that invest in value stocks of various sizes - was 11.94% for the 12 month period. (Lipper is an independent firm that tracks mutual fund performance.)

Q: What were some of the components of these solid results?

A: The Fund's strong performance resulted both from what we owned and what we avoided. For example, we maintained overweight positions in technology, in energy and in utilities, all sectors that helped performance for almost the entire period. At the same time, the Fund had virtually no exposure to the retail sector, which has been suffering very poor results. And we steered clear of the dot-com area entirely.

   It also helped that investors have been migrating toward value and away from a strict growth orientation for much of the year, bringing added support to the value areas of the market.

Pioneer II


Q: Until just recently, technology stocks led the market. How did that play into your value strategy?

A: Our approach was to concentrate on profitable technology companies whose products are important to the Internet's infrastructure, and whose potential to expand earnings wasn't just reflected in their market valuations. Then, early in 2000 we began cutting back technology holdings when their prices began to outstrip our sense of their value. By reducing holdings in Oracle, Texas Instruments, Koninklijke Philips Electronics and others, we locked up significant gains and avoided some of this year's technology selloff. Overall, we brought down the Fund's technology exposure from over 28% of the portfolio to over 21% at September 30.

Q: What else helped or hurt Fund performance?

A: Energy and utility stocks were key performance drivers. After low prices had discouraged drilling for years, strong economic conditions are now ratcheting up demand for oil while OPEC is holding firm on production. Resulting tight supplies have inevitably led to higher prices, giving drillers an incentive to seek new sources of oil and gas. This works to the benefit of oil service companies like Halliburton and R&B Falcon.

   Environmental considerations now require that virtually all new electrical plants be fired by gas. But existing gas supplies are inadequate to meet the growing appetite for power, and prices are rising dramatically, boosting profits for many utility companies. Dominion Resources is benefiting from deregulation by buying plants beyond its Mid-Atlantic home and selling power to the highest bidder in areas where shortages are acute.

Q: How have rising interest rates affected your financial holdings?

A: Financial companies now represent some 19% of the portfolio, about equal with technology. Stocks of banks, insurers and others have been hurt during this period of climbing interest rates. Eventually, though, rates are likely to plateau and come down as the economy slows. That scenario would favor mortgage companies like Washington Mutual and Charter One Financial. Ambac, the Fund's largest holding, has firmed up its rate structure, expanded its product line and tightened underwriting standards.

Pioneer II
PORTFOLIO MANAGEMENT DISCUSSION 9/30/00  (continued)

Q: Which other sectors have had an impact on performance?

A: Results in health care, our third-largest sector, got a boost from biotech leader Amgen, thanks to new and anticipated drug approvals. Hospital companies HCA and Wellpoint are benefiting because rising Medicare reimbursements are expected to alleviate the squeeze between falling revenues and rising costs.

   Our basic material stocks show attractive valuations, but the likelihood of a slowing economy remains a negative. We were underweight in chemicals, which helped performance, but our exposure to the paper industry hurt results.

   Our underweight position in telecommunications services also helped results. Stocks in this sector are down sharply this year, but attractive valuations and the steady nature of their businesses are now attracting investors. Fund holdings in this sector include Verizon and SBC Communications.

Q: Can you give us a forecast for the economy in the upcoming months?

A: It's pretty clear that business is slowing. Consumers appear to have reached their spending limits, so sales of cars and housing are down and retail figures are uneven. In the business sector, capital expenditures are less than capital spending. Industrial output was weaker in the third quarter than it has been in almost two years.

   An economic slowdown often helps value investors like us by giving a wider range of reasonably priced stocks to choose from. Value stocks have underperformed growth for some time, but with the reality of the new economy being rethought, we believe value stocks are poised for a comeback and have positioned the fund to benefit from that possibility. In addition, we have steadily upgraded the portfolio in terms of size and financial strength. We are also emphasizing companies that can respond favorably to the falling interest rates that may accompany a slowdown in economic growth.

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/00


Shares                                                                    Value
               INVESTMENTS IN SECURITIES - 99.3%
               PREFERRED STOCKS - 0.6%
  355,000      Telecomunicacoes Brasileiras SA (A.D.R.)             $ 28,089,375
                                                                    ------------
               TOTAL PREFERRED STOCKS
               (Cost $32,180,242)                                   $ 28,089,375
                                                                    ------------
               COMMON STOCK - 98.7%
               Basic Materials - 3.9%
               Aluminum - 0.5%
  800,000      Alcoa, Inc.                                          $ 20,250,000
                                                                    ------------
               Chemicals - 0.6%
1,774,000      Lyondell Petrochemicals Co.                          $ 20,955,375
1,880,000      Mississippi Chemical Corp.+                             7,520,000
                                                                    ------------
                                                                    $ 28,475,375
                                                                    ------------
               Chemicals (Specialty) - 1.4%
1,700,000      Cytec Industries, Inc.*                              $ 56,843,750
  400,000      Hercules, Inc.                                          5,650,000
1,169,500      Terra Industries, Inc.*                                 2,485,188
                                                                    ------------
                                                                    $ 64,978,938
                                                                    ------------
               Containers & Packaging (Paper) - 0.2%
4,300,000      Vitro SA (A.D.R.)                                    $ 11,287,500
                                                                    ------------
               Metals Mining - 0.2%
1,200,000      Freeport-McMorRan Copper & Gold, Inc. (Class B)*     $ 10,575,000
                                                                    ------------
               Paper & Forest Products - 1.0%
2,000,000      Asia Pulp & Paper Ltd. (A.D.R.)*                     $  3,500,000
  400,000      Bowater Inc.                                           18,575,000
  200,000      Georgia-Pacific Group                                   4,700,000
1,500,000      Longview Fibre Co.                                     18,000,000
                                                                    ------------
                                                                    $ 44,775,000
                                                                    ------------
               Total Basic Materials                                $180,341,813
                                                                    ------------
               Capital Goods - 6.4%
               Manufacturing (Diversified) - 6.2%
  538,900      Amcast Industrial Corp.+                             $  5,085,869
1,588,700      Briggs & Stratton Corp.+                               60,072,719
4,000,000      Donaldson Co., Inc.+                                   88,000,000
1,926,000      Dionex Corp.*+                                         53,205,750
3,547,600      Trinity Industries, Inc.+                              82,925,150
                                                                    ------------
                                                                    $289,289,488
                                                                    ------------

The accompanying notes are an integral part of these financial statements.    9

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/00                                   (continued)


Shares                                                                Value
               Metal Fabricators - 0.2%
  806,525      A.M. Castle & Co.+                              $  7,762,803
                                                               ------------
               Total Capital Goods                             $297,052,291
                                                               ------------
               Communication Services - 3.7%
               Cellular/Wireless Telecommunications - 0.1%
  301,100      AT&T Wireless Group*                            $  6,285,463
                                                               ------------
               Telephone - 3.6%
  994,800      SBC Communications, Inc.                        $ 49,740,000
  205,150      Telefonica de Espana (A.D.R.)*                    12,193,603
2,125,000      Verizon Communications                           102,929,687
                                                               ------------
                                                               $164,863,290
                                                               ------------
               Total Communication Services                    $171,148,753
                                                               ------------
               Consumer Cyclicals - 5.3%
               Auto Parts & Equipment - 0.7%
1,608,419      Delphi Automotive Systems Corp                  $ 24,327,337
  665,000      Simpson Industries, Inc.                           8,146,250
                                                               ------------
                                                               $ 32,473,587
                                                               ------------
               Automobiles - 0.9%
  634,414      General Motors Corp.                            $ 41,236,910
                                                               ------------
               Consumer (Jewelry, Novelties & Gifts) - 1.2%
2,247,450      Lancaster Colony Corp.+                         $ 55,202,991
                                                               ------------
               Homebuilding - 2.1%
4,145,000      Champion Enterprises, Inc.*+                    $ 17,616,250
8,184,000      Clayton Homes, Inc.+                              81,840,000
  966,200      Oakwood Homes Corp.                                1,449,300
                                                               ------------
                                                               $100,905,550
                                                               ------------
               Retail (Department Stores) - 0.4%
  700,000      Federated Department Stores, Inc.*              $ 18,287,500
                                                               ------------
               Total Consumer Cyclicals                        $248,106,538
                                                               ------------
               Consumer Staples - 3.5%
               Beverages (Non-Alcoholic) - 0.4%
  400,000      PepsiCo, Inc.                                   $ 18,400,000
                                                               ------------
               Foods - 1.9%
2,500,000      IBP, Inc.                                       $ 45,781,250
   20,000      Nestle SA (Registered Shares)                     41,723,409
                                                               ------------
                                                               $ 87,504,659
                                                               ------------

10  The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                           Value
              Services (Employment) - 1.2%
2,450,000     Kelly Services Inc. (Non-Voting)             $ 57,881,250
                                                           ------------
              Total Consumer Staples                       $163,785,909
                                                           ------------
              Energy - 10.5%
              Oil (Domestic Integrated) - 4.1%
1,100,000     BP Amoco Plc (A.D.R.)                        $ 58,300,000
3,840,000     Conoco, Inc.                                  100,320,000
  227,256     Conoco Inc. (Class B)                           6,121,708
  500,000     Shell Transport & Trading Co. (A.D.R.)         24,468,750
                                                           ------------
                                                           $189,210,458
                                                           ------------
              Oil (International Integrated) - 0.7%
  600,000     Texaco, Inc.                                 $ 31,500,000
                                                           ------------
              Oil & Gas (Drilling & Equipment) - 4.0%
1,008,100     BJ Services Co.*                             $ 61,620,113
2,100,000     R&B Falcon Corp.*                              58,537,500
  300,000     Grant Prideco Inc.*                             6,581,250
  450,000     Halliburton Co.                                22,021,875
  310,000     Smith International, Inc.*                     25,284,375
  300,000     Weatherford International, Inc.*               12,900,000
                                                           ------------
                                                           $186,945,113
                                                           ------------
              Oil & Gas (Production/Exploration) - 1.7%
  500,000     Anadarko Petroleum Corp.                     $ 33,230,000
  700,000     Burlington Resources, Inc.                     25,768,750
1,000,000     Suncor Energy, Inc.                            22,125,000
                                                           ------------
                                                           $ 81,123,750
                                                           ------------
              Total Energy                                 $488,779,321
                                                           ------------
              Financials - 18.9%
              Banks (Major Regional) - 1.9%
  800,000     Banc One Corp.                               $ 30,900,000
  913,714     Banco Satander SA (A.D.R.)                      9,993,747
1,200,000     FleetBoston Financial Corp.                    46,800,000
                                                           ------------
                                                           $ 87,693,747
                                                           ------------
              Banks (Money Center) - 2.2%
2,175,000     The Chase Manhattan Corp.                    $100,457,812
                                                           ------------
              Banks (Regional) - 0.6%
1,242,100     North Fork Bancorporation, Inc               $ 26,860,413
                                                           ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/00                                   (continued)


Shares                                                       Value
               Consumer Finance - 1.1%
1,385,000      Countrywide Credit Industries, Inc.     $ 52,283,750
                                                       ------------
               Financial (Diversified) - 5.9%
3,760,300      Ambac Financial Group, Inc.+            $275,441,975
                                                       ------------
               Insurance (Life/Health) - 0.4%
2,600,389      Conseco, Inc.                           $ 19,827,966
                                                       ------------
               Insurance (Multi-Line) - 0.4%
  400,000      Nationwide Financial Services, Inc.     $ 14,950,000
                                                       ------------
               Insurance (Property/Casualty) - 1.2%
1,550,000      Allstate Corp.                          $ 53,862,500
                                                       ------------
               Savings & Loan Companies - 5.2%
4,924,696      Charter One Financial, Inc.             $120,039,471
3,050,000      Washington Mutual, Inc.                  121,428,125
                                                       ------------
                                                       $241,467,596
                                                       ------------
               Total Financials                        $872,845,759
                                                       ------------
               Healthcare - 13.9%
               Biotechnology - 5.1%
3,000,000      Amgen, Inc.*                            $209,484,375
  451,843      Pharmacia Corp.                           27,195,301
                                                       ------------
                                                       $236,679,676
                                                       ------------
               Healthcare (Diversified) - 3.2%
1,250,000      American Home Products Corp.            $ 70,703,125
1,000,000      HCA - The Healthcare Company              37,125,000
  425,600      Wellpoint Health Networks Inc.*           40,857,600
                                                       ------------
                                                       $148,685,725
                                                       ------------
               Healthcare (Drugs Generic) - 0.8%
  835,000      Dura Pharmaceuticals, Inc.*             $ 29,538,125
  300,000      ICN Pharmaceuticals, Inc.                  9,975,000
                                                       ------------
                                                       $ 39,513,125
                                                       ------------
               Healthcare (Drugs/Major Pharmaceuticals) - 4.8%
1,112,600      AstraZeneca Plc                         $ 58,448,247
  450,000      Eli Lilly & Co.                           36,506,250
1,400,000      Merck & Co., Inc.                        104,212,500
  600,000      Novartis AG (A.D.R.)                      23,212,500
                                                       ------------
                                                       $222,379,497
                                                       ------------
               Total Healthcare                        $647,258,023
                                                       ------------

12  The accompanying notes are an integral part of these financial statements.

Pioneer II



Shares                                                                 Value
              Technology - 21.3%
              Communications Equipment - 1.1%
  800,000     Alcatel SA (A.D.R.)                                $ 50,300,000
                                                                 ------------
              Computer (Hardware) - 3.1%
1,400,000     Compaq Computer Corp.                              $ 38,612,000
  900,000     IBM Corp.                                           101,250,000
  100,000     NCR Corp.*                                            3,781,250
                                                                 ------------
                                                                 $143,643,250
                                                                 ------------
              Computer (Peripherals) - 0.3%
1,000,000     Storage Technology Corp.*                          $ 13,562,500
                                                                 ------------
              Computers (Software & Services) - 1.5%
  900,000     Oracle Corp.*                                      $ 70,875,000
                                                                 ------------
              Electrical Equipment - 4.7%
4,994,549     Koninklijke Philips Electronics NV (NY Shares)     $212,268,333
                                                                 ------------
              Electronics (Component Distributors) - 2.0%
2,700,000     Arrow Electronics, Inc.*                           $ 91,968,750
                                                                 ------------
              Electronics (Defense) - 1.9%
1,920,747     General Motors Corp. (Class H)                     $ 71,413,373
  632,200     Raytheon Co. (Class B)                               17,978,187
                                                                 ------------
                                                                 $ 89,391,560
                                                                 ------------
              Electronics (Instrumentation) - 0.1%
  788,200     MTS Systems Corp.                                  $  5,517,400
                                                                 ------------
              Equipment (Semiconductor) - 5.9%
1,256,383     Applied Materials, Inc.*                           $ 74,519,217
3,200,000     Intel Corp.                                         133,000,000
  460,000     Helix Technology Corp.                               13,742,500
1,100,000     Texas Instruments, Inc.                              51,906,250
                                                                 ------------
                                                                 $273,167,967
                                                                 ------------
              Photography/Imaging - 0.7%
  800,000     Eastman Kodak Co.                                  $ 32,700,000
                                                                 ------------
              Total Technology                                   $983,394,760
                                                                 ------------
              Transportation - 2.3%
              Airlines - 0.5%
1,000,000     Southwest Airlines Co.                             $ 24,250,000
                                                                 ------------
              Railroad - 1.8%
1,180,000     Canadian National Railway Co.                      $ 34,588,750
1,300,000     Union Pacific Corp.                                  50,537,500
                                                                 ------------
                                                                 $ 85,126,250
                                                                 ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer II
SCHEDULE OF INVESTMENTS 9/30/00                                   (continued)


Shares                                                         Value
               Total Transportation                    $  109,376,250
                                                       --------------
               Utilities - 9.0%
               Electric Companies - 6.4%
4,107,567      Dominion Resources, Inc.                $  238,495,609
2,200,000      Edison International                        42,487,500
  409,063      Hawaiian Electric Industries, Inc.          14,266,072
                                                       --------------
                                                       $  295,249,181
                                                       --------------
               Natural Gas - 2.6%
2,073,000      Kinder Morgan Energy Partners, L.P.     $   98,208,371
  600,000      Williams Companies, Inc.                    25,350,000
                                                       --------------
                                                       $  123,558,371
                                                       --------------
               Total Utilities                         $  418,807,552
                                                       --------------
               TOTAL COMMON STOCK
               (Cost $3,167,002,544)                   $4,580,896,969
                                                       --------------
               TOTAL INVESTMENTS IN SECURITIES
               (Cost $3,199,182,786)                   $4,608,986,344
                                                       --------------


Principal
Amount
                 TEMPORARY CASH INVESTMENTS - 0.7%
$33,173,000      American Express Corp., 6.69%, 10/2/00     $   33,173,000
                                                            --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $33,173,000)                         $   33,173,000
                                                            --------------
                 TOTAL INVESTMENTS IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS - 100%
                 (Cost $3,232,355,786) (a)                  $4,642,159,344
                                                            --------------

* Non-income producing security.
+ Investment held by the fund representing 5% or more of the outstanding voting stock of such company.


(a) At September 30, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $3,233,978,874 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over cost                          $1,842,167,582
    Aggregate gross unrealized loss for all investments in which
      there is an excess of cost over value                            (433,987,112)
                                                                     --------------
    Net unrealized gain                                              $1,408,180,470
                                                                     --------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2000, aggregated $128,728,696 and $1,325,857,380 respectively.


14 The accompanying notes are an integral part of these financial statements.

Pioneer II
BALANCE SHEET 9/30/00


ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $33,173,000) (cost $3,232,355,786)              $4,642,159,344
  Cash                                                                        620
  Receivables -
   Fund shares sold                                                     1,164,092
   Dividends, interest and foreign taxes withheld                       4,270,618
  Other                                                                    75,868
                                                                   --------------
    Total assets                                                   $4,647,670,542
                                                                   --------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                         $    4,636,896
  Due to affiliates                                                     3,538,481
  Accrued expenses                                                        535,638
                                                                   --------------
    Total liabilities                                              $    8,711,015
                                                                   --------------
NET ASSETS:
  Paid-in capital                                                  $2,912,350,020
  Accumulated undistributed net investment income                      22,508,338
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                     294,310,502
  Net unrealized gain on investments                                1,409,803,558
  Net unrealized loss on assets and liabilities denominated in
    foreign currencies                                                    (12,891)
                                                                   --------------
    Total net assets                                               $4,638,959,527
                                                                   --------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $4,614,739,110/203,549,718 shares)             $        22.67
                                                                   --------------
  Class B (based on $20,632,497/933,224 shares)                    $        22.11
                                                                   --------------
  Class C (based on $3,587,920/161,938 shares)                     $        22.16
                                                                   --------------
MAXIMUM OFFERING PRICE:
  Class A                                                          $        24.05
                                                                   --------------



The accompanying notes are an integral part of these financial statements.   15

Pioneer II
STATEMENT OF OPERATIONS

For the Year Ended 9/30/00


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,097,405)      $ 86,226,202
  Interest                                                        1,074,733
                                                               ------------
    Total investment income                                                       $ 87,300,935
                                                                                  ------------
EXPENSES:
  Management fees
   Basic fee                                                   $ 29,592,905
   Performance adjustment                                        (4,990,835)
  Transfer agent fees
   Class A                                                        9,986,775
   Class B                                                          157,131
   Class C                                                           28,169
  Distribution fees
   Class A                                                       11,213,892
   Class B                                                          222,196
   Class C                                                           42,259
  Administrative fees                                               616,761
  Custodian fees                                                    278,764
  Professional fees                                                 166,436
  Printing                                                          228,145
  Miscellaneous expenses                                             71,296
  Fees and expenses of nonaffiliated trustees                        68,880
                                                               ------------
    Total expenses                                                                $ 47,682,774
    Less fees paid indirectly                                                       (1,254,404)
                                                                                  ------------
    Net expenses                                                                  $ 46,428,370
                                                                                  ------------
     Net investment income                                                        $ 40,872,565
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
   Investments (including $15,561,348 from affiliated
     companies)                                                $298,611,575
   Other assets and liabilities denominated in foreign
     currencies                                                      10,718       $298,622,293
                                                               ------------       ------------
  Change in net unrealized gain (loss) from:
   Investments                                                 $407,463,943
   Other assets and liabilities denominated in foreign
     currencies                                                     (12,520)      $407,451,423
                                                               ------------       ------------
  Net gain on investments and foreign currency
    transactions                                                                  $706,073,716
                                                                                  ------------
  Net increase in net assets resulting from operations                            $746,946,281
                                                                                  ------------



16  The accompanying notes are an integral part of these financial statements.

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 9/30/00 and 9/30/99


                                                            Year Ended            Year Ended
                                                              9/30/00              9/30/99
FROM OPERATION
Net investment income                                  $    40,872,565       $   54,498,188
Net realized gain on investments and foreign currency
  transactions                                             298,622,293          128,989,779
Change in net unrealized gain on investments
  and foreign currency transactions                        407,451,423          500,572,638
                                                       ---------------       --------------
  Net increase in net assets resulting
    from operations                                    $   746,946,281       $  684,060,605
                                                       ---------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.20 and $0.19 per share, respectively)    $   (45,604,763)      $  (51,921,429)
Net realized gain:
  Class A ($0.51 and $0.15 per share, respectively)       (127,730,551)         (44,442,516)
  Class B ($0.51 and $0.15 per share, respectively)           (569,430)            (229,790)
  Class C ($0.51 and $0.15 per share, respectively)           (103,341)             (45,439)
                                                       ---------------       --------------
    Total distributions to shareholders                $  (174,008,085)      $  (96,639,174)
                                                       ---------------       --------------
FROM FUND SHARE TRANSACTION
Net proceeds from sale of shares                       $   371,539,921       $  549,021,003
Reinvestment of distributions                              161,834,561           89,470,501
Cost of shares repurchased                              (1,619,222,956)      (1,594,983,583)
                                                       ---------------       --------------
  Net decrease in net assets resulting
    from fund share transactions                       $(1,085,848,474)      $ (956,492,079)
                                                       ---------------       --------------
  Net decrease in net assets                           $  (512,910,278)      $ (369,070,648)
NET ASSETS:
Beginning of year                                        5,151,869,805        5,520,940,453
                                                       ---------------       --------------
End of year (including accumulated undistributed net
  investment income of $22,508,338 and $28,087,934,
  respectively)                                        $ 4,638,959,527       $5,151,869,805
                                                       ---------------       --------------



The accompanying notes are an integral part of these financial statements.   17

Pioneer II
STATEMENTS OF CHANGES IN NET ASSETS                           (continued)


CLASS A                          '00 Shares         '00 Amount        '99 Shares         '99 Amount
Shares sold                         16,716,130    $    354,684,759       25,634,232    $  527,769,739
Reinvestment of distributions        7,700,509         161,195,366        4,390,605        89,211,509
Less shares repurchased            (75,119,900)     (1,597,282,961)     (75,774,124)  (1,572,599,850)
                                   -----------    ----------------      -----------   ---------------
  Net decrease                     (50,703,261)   $ (1,081,402,836)     (45,749,287)  $ (955,618,602)
                                   -----------    ----------------      -----------   ---------------
CLASS B
Shares sold                            637,526    $     13,615,524          796,132   $   16,027,099
Reinvestment of distributions           26,731             547,988           11,167          219,995
Less shares repurchased               (844,243)        (17,737,732)        (866,761)     (17,501,553)
                                   -----------    ----------------      -----------   ---------------
  Net decrease                        (179,986)   $     (3,574,220)         (59,462)  $   (1,254,459)
                                   -----------    ----------------      -----------   ---------------
CLASS C
Shares sold                            150,973    $      3,239,638          259,176   $    5,224,165
Reinvestment of distributions            4,438              91,207            1,976           38,997
Less shares repurchased               (197,710)         (4,202,263)        (244,298)      (4,882,180)
                                   -----------    ----------------      -----------   ---------------
  Net increase (decrease)              (42,299)   $       (871,418)          16,854   $      380,982
                                   -----------    ----------------      -----------   ---------------



18  The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 9/30/00
Pioneer II

                                                           Year Ended     Year Ended
                                                             9/30/00        9/30/99
CLASS A
Net asset value, beginning of year                         $   20.16      $   18.32
                                                           ---------      ---------
Increase (decrease) from investment operations:
 Net investment income                                     $    0.20      $    0.21
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             3.02           1.97
                                                           ---------      ---------
   Net increase (decrease) from investment operations      $    3.22      $    2.18
Distributions to shareholders:
 Net investment income                                         (0.20)         (0.19)
 Net realized gain                                             (0.51)         (0.15)
                                                           ----------     ----------
Net increase (decrease) in net asset value                 $    2.51      $    1.84
                                                           ----------     ----------
Net asset value, end of year                               $   22.67      $   20.16
                                                           ----------     ----------
Total return*                                                  16.29%         11.86%
Ratio of net expenses to average net assets+                    0.96%          0.96%
Ratio of net investment income to average net assets+           0.81%          0.93%
Portfolio turnover rate                                            3%            12%
Net assets, end of year (in thousands)                    $4,614,739     $5,125,858
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.94%          0.95%
 Net investment income                                          0.83%          0.94%



FINANCIAL HIGHLIGHTS 9/30/00
Pioneer II
                                                            Year Ended     Year Ended     Year Ended
                                                             9/30/98         9/30/97        9/30/96
CLASS A
Net asset value, beginning of year                          $   27.85      $   20.94      $   20.66
                                                            ---------      ---------      ---------
Increase (decrease) from investment operations:
 Net investment income                                      $    0.17      $    0.16      $    0.23
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (6.20)          8.83           2.10
                                                            ---------      ---------      ---------
   Net increase (decrease) from investment operations       $   (6.03)     $    8.99      $    2.33
Distributions to shareholders:
 Net investment income                                          (0.16)         (0.15)         (0.32)
 Net realized gain                                              (3.34)         (1.93)         (1.73)
                                                            ---------      ----------     ----------
Net increase (decrease) in net asset value                  $   (9.53)     $    6.91      $    0.28
                                                            ---------      ----------     ----------
Net asset value, end of year                                $   18.32      $   27.85      $   20.94
                                                            ---------      ----------     ----------
Total return*                                                  (23.97)%        45.95%         12.18%
Ratio of net expenses to average net assets+                     0.90%          0.96%          0.92%
Ratio of net investment income to average net assets+            0.74%          0.68%          1.13%
Portfolio turnover rate                                            50%            47%            66%
Net assets, end of year (in thousands)                     $5,496,480     $7,534,010     $5,431,797
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                    0.90%          0.95%          0.90%
 Net investment income                                           0.74%          0.69%          1.15%

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each year, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/00

                                                          Year Ended   Year Ended   Year Ended   Year Ended      7/1/96 to
                                                            9/30/00      9/30/99    9/30/98(a)   9/30/97(a)       9/30/96
CLASS B
Net asset value, beginning of period                       $ 19.74      $ 17.98      $  27.52     $ 20.89       $ 20.55
                                                           -------      -------      --------     -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.14)     $ (0.04)     $  (0.07)    $ (0.07)      $ (0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           3.02         1.95         (6.11)       8.76          0.35
                                                           -------      -------      --------     -------       --------
   Net increase (decrease) from investment operations      $  2.88      $  1.91      $  (6.18)    $  8.69       $  0.34
Distributions to shareholders:
 Net investment income                                          --           --         (0.02)      (0.13)            --
 Net realized gain                                           (0.51)       (0.15)        (3.34)      (1.93)            --
                                                           -------      -------      --------     -------       --------
Net increase (decrease) in net asset value                 $  2.37      $  1.76      $  (9.54)    $  6.63       $  0.34
                                                           -------      -------      --------     -------       --------
Net asset value, end of period                             $ 22.11      $ 19.74      $  17.98     $ 27.52       $ 20.89
                                                           -------      -------      --------     -------       --------
Total return*                                                14.81%       10.62%       (24.76)%     44.58%         1.65%
Ratio of net expenses to average net assets+                  2.23%        2.06%         1.96%       1.94%         2.03%**
Ratio of net investment loss to average net assets+          (0.48)%      (0.18)%       (0.31)%     (0.32)%       (0.25)%**
Portfolio turnover rate                                          3%          12%           50%         47%           66%
Net assets, end of period (in thousands)                   $20,632      $21,972      $ 21,084     $15,311       $   864
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.21%        2.04%         1.96%       1.90%         2.02%**
 Net investment loss                                         (0.46)%      (0.16)%       (0.31)%     (0.28)%       (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer II

FINANCIAL HIGHLIGHTS 9/30/00


                                                          Year Ended   Year Ended   Year Ended   Year Ended      7/1/96 to
                                                            9/30/00      9/30/99    9/30/98(a)   9/30/97(a)       9/30/96
CLASS C
Net asset value, beginning of period                       $ 19.78      $ 18.02      $  27.55     $ 20.88       $ 20.55
                                                           -------      -------      --------     -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                       $ (0.15)     $ (0.04)     $  (0.06)    $ (0.08)      $  (0.01)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                           3.04         1.95         (6.07)       8.77           0.34
                                                           -------      -------      --------     -------       --------
   Net increase (decrease) from investment operations      $  2.89      $  1.91      $  (6.13)    $  8.69       $   0.33
Distributions to shareholders:
 Net investment income                                          --           --         (0.06)      (0.09)            --
 Net realized gain                                           (0.51)       (0.15)        (3.34)      (1.93)            --
                                                           -------      -------      --------     -------       --------
Net increase (decrease) in net asset value                 $  2.38      $  1.76      $  (9.53)    $  6.67       $   0.33
                                                           -------      -------      --------     -------       --------
Net asset value, end of period                             $ 22.16      $ 19.78      $  18.02     $ 27.55       $  20.88
                                                           -------      -------      --------     -------       --------
Total return*                                                14.83%       10.60%       (24.56)%     44.51%          1.61%
Ratio of net expenses to average net assets+                  2.19%        2.08%         1.93%       1.99%          2.02%**
Ratio of net investment loss to average net assets+          (0.43)%      (0.22)%       (0.28)%     (0.39)%        (0.15)%**
Portfolio turnover rate                                          3%          12%           50%         47%            66%
Net assets, end of period (in thousands)                   $ 3,588      $ 4,039      $  3,377     $ 2,267       $    214
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                 2.16%        2.06%         1.93%       1.95%          2.01%**
 Net investment loss                                         (0.40)%      (0.20)%       (0.28)%     (0.35)%        (0.14)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer II

NOTES TO FINANCIAL STATEMENTS 9/30/00

1. Organization and Significant Accounting Policies

Pioneer II (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. After shareholder and regulatory approval, UniCredito Italiano S.p.A. completed its acquisition of The Pioneer Group, Inc. (PGI) on October 24, 2000. The investment objectives of the Fund are reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that

Pioneer II


   certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At September 30, 2000 the Fund has reclassified $847,396 and $2 from accumulated undistributed net investment income to accumulated

Pioneer II
   undistributed net realized gain on investments and foreign currency transactions and Paid in Capital, respectively. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The Fund has designated $283,386,163 as a capital gain dividend for purposes of the dividend paid deduction.


D. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2000, the Fund had no outstanding settlement or portfolio hedges.


E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI), earned $638,904 in underwriting commissions on the sale of fund shares during the year ended September 30, 2000.


F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to

Pioneer II


   each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.


2. Management Agreement

Pioneer Investment Management, Inc. (PIM), manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2000, the aggregate performance adjustment resulted in a reduction to the basic fee of $4,990,835. For the year ended September 30, 2000, the net management fee was equivalent to 0.50% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2000, $1,902,540 was payable to PIM related to management fees, administrative fees and certain other services.


3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $693,398 in transfer agent fees payable to PSC at September 30, 2000.


4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991,

Pioneer II
the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $942,543 in distribution fees payable to PFD at September 30, 2000.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2000, CDSCs in the amount of $179,175 were paid to PFD.


5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2000, the Fund's expenses were reduced by $1,254,404 under such arrangements.


6. Line of Credit

The Fund, along with certain other Funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended September 30, 2000 was $191,809. The average daily shares outstanding during the period were 229,702,166 resulting in an average borrowing of less than one cent per share. The related weighted average annualized

Pioneer II


interest rate for the period was 5.99%, and the total interest expense on such borrowings was $18,316.


7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of September 30, 2000:


           Affiliates              Purchases        Sales           Income            Value
-------------------------------   -----------   -------------   --------------   ---------------
A.M. Castle & Co.                  $ -        $ 1,102,977     $   691,178      $  7,762,803
Ambac Financial Group, Inc.            -       29,888,047       1,780,635       275,441,975
Amcast Industrial Corp.                -                -         301,784         5,085,869
Briggs & Stratton Corp.                -        2,204,206       1,982,827        60,072,719
Champion Enterprises, Inc.             -                -               -        17,616,250
Clayton Homes, Inc.                    -                -         523,766        81,840,000
Dionex Corp.                           -        8,581,834               -        53,205,750
Donaldson Co., Inc.                    -       19,353,313       1,292,550        88,000,000
Lancaster Colony Corp.                 -       25,947,811       1,646,368        55,202,991
Mississippi Chemical Corp.             -        1,406,136         249,600         7,520,000
Trinity Industries, Inc.               -        8,824,176       2,734,272        82,925,150
                                   -----      -----------     -----------      ------------
                                   $ -        $97,308,500     $11,202,980      $734,673,507
                                   -----      -----------     -----------      ------------

Pioneer II

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer II:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer II as of September 30, 2000, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer II as of September 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.



ARTHUR ANDERSEN LLP


Boston, Massachusetts
November 3, 2000

Pioneer II

RESULTS OF SHAREOWNER MEETING

On September 11, 2000, Pioneer II held a special meeting of shareowners to approve a new management contract between the Fund and Pioneer Investment Management, Inc. ("Pioneer"), the Fund's investment adviser. The new contract will take effect only if the proposed acquisition of The Pioneer Group, Inc., the parent of Pioneer, by UniCredito Italiano S.p.A. is consummated. Shareowners also voted to elect trustees. Both proposals passed by shareowner vote. Here are the detailed results of the votes.


Proposal 1 -- To approve a new management contract.

     Affirmative             Against              Abstain
133,812,532.962        6,539,807.012        5,511,681.939

Proposal 2 -- To elect trustees.

      Nominee             Affirmative            Withheld
M.K. Bush            140,722,440.181        5,141,581.732
J.F. Cogan, Jr.      140,625,043.156        5,238,978.757
Dr. R. H. Egdahl     140,555,125.090        5,308,896.823
M.B.W. Graham        140,880,712.327        4,983,309.586
M.A. Piret           140,894,484.079        4,969,537.834
D.D. Tripple         140,949,523.409        4,914,498.504
S.K. West            140,803,648.880        5,060,373.033
J. Winthrop          141,019,818.645        4,844,203.268

Pioneer II

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
                                      President
Margaret B.W. Graham                  Richard E. Dahlberg, Vice President
Marguerite A. Piret                   Eric W. Reckard, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.



Growth Funds                          Income Funds
United States                         Taxable
Pioneer Growth Shares                 Pioneer America Income Trust
Pioneer Micro-Cap Fund                Pioneer Bond Fund
Pioneer Mid-Cap Fund                  Pioneer High Yield Fund
Pioneer Mid-Cap Value Fund            Pioneer Limited Maturity Bond Fund
Pioneer Science & Technology Fund     Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund

International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund



Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares








*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

 PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.


Individual Plans
Individual Retirement Account (IRA)
An IRA is a tax-favored account that allows anyone under age 70-1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.


Roth IRA
The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.


401(k) Plan
The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.


SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan
Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.


Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.


Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.


Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.


Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.




Most retirement plan withdrawals must meet specific conditions to avoid penalties.

                           This page for your notes.

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our website:                                        www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.



[Pioneer Logo]


Pioneer Investment Management, Inc.   9087-00-1100
60 State Street                       (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109           [recycle symbol] Printed on Recycled Paper
www.pioneerfunds.com